Exhibit 32.1

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of (18 U.S.C. 1350), the undersigned officer of Hudson Holding Corporation., a Delaware corporation (the “Company”), does hereby certify that, to the best of his knowledge:

(1)
The Quarterly Report on Form 10-QSB for the quarter ended December 31, 2007 (the “Form 10-QSB”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form 10-QSB fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date: February 14, 2008	/s/ Martin C. Cunningham
Martin C. Cunningham,
Chairman and Chief Executive Officer